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                                                                     Exhibit 4.1

                                      SIPEX

NUMBER                                                                    SHARES


                                SIPEX CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                  CUSIP

THIS CERTIFIES THAT

is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                                SIPEX CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the certificate of incorporation and by-laws of the Corporation, as amended from time to time. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated                             Corporate Seal
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                               SIPEX Corporation

      The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request, a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in fully according to applicable laws or regulations:

UNIF GIFT MIN ACT -                         Custodian
                    ________________________         _________________
                           (Cust)                          (Minor)

TEN COM -- as tenants in common


TEN ENT --      as tenants by the entireties
JT TEN  --      as joint tenants with right of
                survivorship and not as tenants
                in common


    Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto
    PLEASE INSERT SOCIAL SECURITY
    OR OTHER IDENTIFYING NUMBER
    OF ASSIGNEE

    ____________________________


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ___________________

                              (Signature)
                                         _______________________________________
           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



             Signature Guaranteed:
                                  ______________________________________________
                                  ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                  INSTITUTION (SUCGH AS A BANK OR BROKER)
                                  WHICH IS A PARTICIPANT IN THE SECURITIES
                                  TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"),
                                  THE STOCK YORK STOCK EXCHANGE INC. MEDALLION
                                  SIGNATURES PROGRAM ("MSP") OR THE STOCK
                                  EXCHANGE'S MEDALLION PROGRAM (SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.